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                                                                    EXHIBIT 32.1

                                  CERTIFICATION

I, Robert L. G. White, Chief Executive Officer and I, Joseph F. Spanier, Chief Financial Officer of TransTechnology Corporation (the "Company") certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

  1. The Annual Report on Form 10-K of the Company for the annual period ended March 31, 2004 (the "Report") fully complies with the requirements of
       Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

  2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 21, 2004                  /s/ Robert L. G. White
                                     -------------------------------------------
                                     Robert L. G. White, Chief Executive Officer

                                     /s/ Joseph F. Spanier
                                     -------------------------------------------
                                     Joseph F. Spanier, Chief Financial Officer